Filed Pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy Japan Small Cap Fund

Investor Class HJPSX | Institutional Class HJSIX

Supplement to the Statutory Prospectus dated February 27, 2015, as amended and restated June 15, 2015 and
supplemented June 22, 2015 and October 7, 2015

In connection with a change in portfolio managers, effective as of October 17, 2015, the “Portfolio Managers” section for the Hennessy Japan Small Cap Fund on page 50 is replaced in its entirety as follows:

Portfolio Managers

Tadahiro Fujimura and Tetsuya Hirano are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Fujimura has served as Portfolio Manager of the Fund since inception and Mr. Hirano has served as Portfolio Manager of the Fund since October 2015.

In connection with a change in portfolio managers, effective as of October 17, 2015, the biography for Hidehiro Moriya in the “Portfolio Managers Employed by Sub-Advisors” section beginning on page 56 is replaced in its entirety as follows:

Tetsuya Hirano, CMA, has served as Portfolio Manager of the Hennessy Japan Small Cap Fund since October 2015. He has been employed by SPARX since July 2006 and acts as the deputy head of the Investment & Research Division at SPARX. Prior to joining SPARX, Mr. Hirano covered the Telecom/Media, Machinery, and Nonferrous Metal sectors as a member of the Japanese equity investment team at Nikko Asset Management (formerly Nikko Securities Investment Trust Management Co., Ltd.). His prior position at Nikko was as an international equity trader and as a European equity fund manager.

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Prospectus Supplement Dated November 16, 2015

Please Read Carefully and Keep for Future Reference